UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

July 3, 2007

VORNADO REALTY TRUST

(Exact Name of Registrant as Specified in Charter)

Maryland	No. 001-11954	No. 22-1657560
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

VORNADO REALTY L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	No. 000-22635	No. 13-3925979
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

888 Seventh Avenue New York, New York	10019
(Address of Principal Executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 894-7000

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On July 3, 2007 Vornado Realty Trust issued a press release stating the amount that it will record in its fiscal quarter ended June 30, 2007 for its 32.8% share of Toys R Us Inc.’s financial results for Toys’ first quarter ended May 5, 2007. A copy of that press release is attached as Exhibit 99.1 hereto an incorporated into this Item 2.02 by reference.

In accordance with General Instruction B.2 of Form 8-K, the information included or incorporated in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall such information and exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(d)	Exhibit.
99.1 Press Release, dated July 3, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY TRUST
(Registrant)

By:	/s/ Joseph Macnow
Name:	Joseph Macnow
Title:	Executive Vice President - Finance and Administration and Chief Financial Officer

Date: July 3, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY L.P. (Registrant)
By: VORNADO REALTY TRUST,
Sole General Partner
By:	/s/ Joseph Macnow
	Name: Title:	Joseph Macnow Executive Vice President - Finance and Administration and Chief Financial Officer

Date: July 3, 2007

Exhibit 99.1

CONTACT: JOSEPH MACNOW

(201) 587-1000

210 Route 4 East
Paramus, NJ 07652

FOR IMMEDIATE RELEASE—JULY 3, 2007

Vornado Announces its Share of Toys “R” Us First Quarter Financial Results

PARAMUS, NEW JERSEY,......Vornado Realty Trust (NYSE:VNO) announced today that it will record its 32.8% share of Toys “R” Us’ first quarter financial results in its second quarter ending June 30, 2007. Vornado’s results will include a net loss of $20,029,000, or $.11 per diluted share compared to a net loss of $7,884,000 or $.05 per diluted share recorded in the quarter ended June 30, 2006.

Vornado’s share of negative Funds From Operations (“FFO”) before income taxes for the quarter ended June 30, 2007 is $17,867,000 or $.10 per share as compared to negative FFO before income taxes of $27,594,000 or $.15 per share in the prior year’s quarter. In the quarter ended June 30, 2007, Vornado’s results will include negative FFO of $8,917,000, or $.05 per diluted share as compared to zero FFO in the quarter ended June 30, 2006.

The business of Toys is highly seasonal; historically, Toys’ fourth quarter net income accounts for more than 80% of its fiscal year net income.

Attached is a summary of Toys’ financial results and Vornado’s 32.8% share of its equity in Toys’ net loss, as well as reconciliations of net loss to earnings before interest, taxes, depreciation and amortization (“EBITDA”) and FFO.

Vornado Realty Trust is a fully-integrated equity real estate investment trust.

Certain statements contained herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, risks associated with the timing of and costs associated with property improvements, financing commitments and general competitive factors.

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Toys "R" Us, Inc.

Condensed Consolidated Statements of Operations – Unaudited

	For the Quarter Ended
	May 5, 2007		April 29, 2006
(Amounts in thousands)	Results on a Historical Basis	Results on Vornado’s Purchase Price Accounting Basis	Results on Vornado’s Purchase Price Accounting Basis
Net sales	$2,581,000	$2,581,000	$2,389,000
Cost of sales	1,671,000	1,671,000	1,556,000
Gross margin	910,000	910,000	833,000

Selling, general and administrative expenses	792,000	803,500	741,000
Depreciation and amortization	96,000	106,700	99,000
Net gains on sales of properties	(3,000)	(4,900)	—
Restructuring and other charges	2,000	2,000	(1,000)
Total operating expenses	887,000	907,300	839,000
Operating income (loss)	23,000	2,700	(6,000)
Interest expense	(122,000)	(124,900)	(135,000)
Interest income	8,000	8,000	8,000
Loss before income tax benefit	(91,000)	(114,200)	(133,000)
Income tax benefit	44,000	46,400	99,000
Minority interest	6,000	6,000	—
Net loss	$(41,000)	$(61,800)	$(34,000)

Vornado’s 32.8% equity in Toys’ net loss		$(20,279)	$(11,169)
Adjustment to eliminate Vornado’s share of the after-tax net gain recognized by Toys on the sale of 2 stores to Vornado on April 11, 2007, which Vornado will reflect as an adjustment to the basis of its investment		(1,045)	—
Management fee from Toys, net		584	1,076
Interest income on credit facility		711	2,209
Total Vornado net loss from its investment in Toys		$(20,029)	$(7,884)

See page 3 for a reconciliation of net loss to FFO.

Reconciliation of Vornado’s net loss from its investment in Toys to EBITDA (1):
Net loss		$(20,029)	$(7,884)
Interest and debt expense		40,985	44,348
Depreciation and amortization		33,303	32,522
Income tax benefit		(14,934)	(32,522)
Vornado’s 32.8% share of Toys’ EBITDA (1)		$39,325	$36,464

______________________

(1)

EBITDA represents “Earnings Before Interest, Taxes, Depreciation and Amortization.” Management considers EBITDA a supplemental measure for making decisions and assessing the un-levered performance of its segments as it relates to the total return on assets as opposed to the levered return on equity. As properties are bought and sold based on a multiple of EBITDA, management utilizes this measure to make investment decisions as well as to compare the performance of its assets to that of its peers. EBITDA should not be considered a substitute for net income. EBITDA may not be comparable to similarly titled measures employed by other companies.

Toys "R" Us, Inc.

Funds From Operations - Unaudited

(Amounts in thousands)	For the Quarter Ended
	May 5, 2007	April 29, 2006
Reconciliation of Vornado's net loss from its investment in Toys to FFO (1):
Net loss	$(20,029)	$(7,884)
Depreciation and amortization of real property	17,096	12,155
Net loss on sale of real estate	—	657
Income tax effect of above adjustments	(5,984)	(4,928)
Vornado's share of FFO (1)	$(8,917)	$—

__________________________________

(1)

FFO is computed in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”). NAREIT defines FFO as net income or loss determined in accordance with Generally Accepted Accounting Principles (“GAAP”), excluding extraordinary items as defined under GAAP and gains or losses from sales of previously depreciated operating real estate assets, plus specified non-cash items, such as real estate asset depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. FFO is used by management, investors and industry analysts as supplemental measures of operating performance of equity REITs. FFO should be evaluated along with GAAP net income and income per diluted share (the most directly comparable GAAP measures), as well as cash flow from operating activities, investing activities and financing activities, in evaluating the operating performance of equity REITs. Management believes that FFO is helpful to investors as supplemental performance measures because these measures exclude the effect of depreciation, amortization and gains or losses from sales of real estate, all of which are based on historical costs which implicitly assumes that the value of real estate diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, these non-GAAP measures can facilitate comparisons of operating performance between periods and among other equity REITs. FFO does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of cash available to fund cash needs as disclosed in the Company’s Consolidated Statements of Cash Flows. FFO should not be considered as an alternative to net income as an indicator of the Company’s operating performance or as an alternative to cash flows as a measure of liquidity.

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